UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 26, 2009

CENTRAL JERSEY BANCORP

(Exact name of registrant as specified in charter)

New Jersey	0-49925	22-3757709
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1903 Highway 35, Oakhurst, New Jersey	07755
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (732) 571-1300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Section 1 – Registrant’s Business and Operations

Item 1.01.  Entry into a Material Definitive Agreement.

On May 26, 2009, Central Jersey Bancorp (“Central Jersey”), the parent company of Central Jersey Bank, National Association (“Central Jersey Bank”), and OceanFirst Financial Corp. (“OceanFirst”), the parent company of OceanFirst Bank, entered into an Agreement and Plan of Merger (the “Merger Agreement”) pursuant to which Central Jersey will merge with and into OceanFirst.  Concurrent with the merger, it is expected that Central Jersey Bank will merge with and into OceanFirst Bank.

Under the terms of the Merger Agreement, each outstanding share of Central Jersey common stock will be converted into the right to receive 0.50 shares of OceanFirst common stock.  OceanFirst expects to issue approximately 4,552,349 shares of its common stock, not including any shares issued as a result of the conversion of Central Jersey stock options.

The senior management of OceanFirst and OceanFirst Bank will remain the same following the merger with the addition of James S. Vaccaro, the current Chairman, President and CEO of Central Jersey, who will be appointed as an Executive Vice President and a member of the senior executive management team of  OceanFirst Bank.  In addition, at the closing of the merger, OceanFirst will expand the size of its board by two members and will appoint two non-officer members of the Central Jersey board of directors to its board.

The transaction is subject to customary closing conditions, including the receipt of regulatory approvals and approval by the shareholders of Central Jersey and OceanFirst, and is intended to qualify as a tax free reorganization for federal income tax purposes, with shares of Central Jersey exchanged for OceanFirst shares on a tax free basis.  The merger is currently expected to be completed in the fourth quarter of 2009.

Certain of the executive officers and directors of Central Jersey and OceanFirst have agreed to vote their shares in favor of the approval of the Merger Agreement at the shareholders meeting to be held by each company to vote on the proposed transaction. If the merger is not consummated under certain circumstances, Central Jersey has agreed to pay OceanFirst a termination fee of $2,400,000.

The Merger Agreement also contains usual and customary representations and warranties that Central Jersey and OceanFirst made to each other as of specific dates. The assertions embodied in those representations and warranties were made solely for purposes of the contract between Central Jersey and OceanFirst, and may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating the terms. Moreover, the representations and warranties are subject to a contractual standard of materiality that may be different from what may be viewed as material to shareholders, and the representations and warranties may have been used to allocate risk between Central Jersey and OceanFirst rather than establishing matters as facts.

The foregoing summary of the Merger Agreement is not complete and is qualified in its entirety by reference to the complete text of such document, which is filed as Exhibit 2.1 to this Form 8-K and which is incorporated herein by reference in its entirety.

OceanFirst will be filing a registration statement containing a proxy statement/prospectus and other documents regarding the proposed transaction with the Securities and Exchange Commission (the “SEC”).  Central Jersey and OceanFirst shareholders are urged to read the proxy statement/prospectus when it becomes available, because it will contain important information about Central Jersey and OceanFirst and the proposed transaction. When available, copies of this proxy statement/prospectus will be mailed to Central Jersey and OceanFirst shareholders. Copies of the proxy statement/prospectus may be obtained free of charge at the SEC’s web site at http://www.sec.gov, or by directing a request to Central Jersey Bancorp, 1903 Highway 35, Oakhurst, New Jersey 07755 or to OceanFirst Financial Corp, 975 Hooper Avenue, Toms River, New Jersey 08753.  Copies of other documents filed by Central Jersey and OceanFirst with the SEC may also be obtained free of charge at the SEC’s web site or by directing a request to Central Jersey at the address provided above.

Central Jersey and OceanFirst and each of their directors, executive officers and certain other members of management and employees may be soliciting proxies from their shareholders in favor of the proposed transaction. Information regarding such persons who may, under the rules of the SEC, be considered to be participants in the solicitation of Central Jersey’s and OceanFirst’s shareholders in connection with the proposed transaction is set forth in Central Jersey’s  proxy statement filed with the SEC in connection with Central Jersey’s annual meeting of shareholders held on May 27, 2009 and OceanFirst’s proxy statement filed with the SEC in connection with OceanFirst’s annual meeting of shareholders held on May 7, 2009.  Additional information will be set forth in the proxy statement/prospectus when it is filed with the SEC.

Forward-Looking Statements

Statements contained in this current report on Form 8-K, including Exhibit 99.1, that are not historical fact are forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995.  Such statements may be characterized as management’s intentions, hopes, beliefs, expectations or predictions of the future.  It is important to note that such forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected in such forward-looking statements.  Factors that could cause future results to vary materially from current expectations include, but are not limited to, changes in interest rates, economic conditions, deposit and loan growth, real estate values, loan loss provisions, competition, customer retention, changes in accounting principles, policies or guidelines and legislative and regulatory changes.

Section 9 – Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired. Not applicable.

(b)	Pro Forma Financial Information. Not applicable.

(c)	Shell Company Transactions. Not applicable.

(d)	Exhibits.

Exhibit 2.1	Agreement and Plan of Merger, dated as of May 26, 2009, by and between Central Jersey and OceanFirst.

Exhibit 99.1	Press Release re: OceanFirst Financial Corp. Announces Strategic Combination of Central Jersey Bancorp – Enhancing Community Bank Franchise at the Jersey Shore.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTRAL JERSEY BANCORP
(Registrant)
By:	/s/ James S. Vaccaro
James S. Vaccaro
Chairman, President and Chief Executive Officer
Date:  May 27, 2009

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of May 26, 2009, by and between Central Jersey and OceanFirst.

99.1	Press Release re: OceanFirst Financial Corp. Announces Strategic Combination of Central Jersey Bancorp – Enhancing Community Bank Franchise at the Jersey Shore.